ARTHUR J. GALLAGHER & CO. Acquisition of Canadian Insurance Broker Noraxis Conference Call May 20, 2014 8:00 am CST Exhibit 99.2

Information Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. The words “anticipates,” “believes,” “contemplates,” “see,” “should,” “could,”
“estimates,” “expects,” “intends,” “plans” and variations thereof and similar expressions, are intended to identify forward-looking statements.  Examples of forward-looking statements include, but are not limited to, statements regarding integration activities, future revenue and earnings impact, the size and status of the combined organization, the impact on our ability to attract and retain producers and leaders within the organization, cross-selling and expense saving opportunities, the ability of the combined business to continue to attract, execute and integrate future bolt-on acquisitions, expected levels of growth within the acquired business, our expectation regarding future platform acquisitions, drivers of organic growth and anticipated future results or performance of any segment or the Company as a whole.
Important factors that could cause actual results to differ materially from those in the forward-looking statements include changes in worldwide and national economic conditions (including an economic downturn and uncertainty regarding the Euro zone), changes in premium rates and in insurance markets generally, changes in the insurance brokerage industry’s competitive landscape, unexpected acquisition opportunities, unexpected regulatory changes, and the difficulties inherent in combining the cultures and systems of different companies.
Please refer to Gallagher’s filings with the SEC; including Item 1A, “Risk Factors,” of its Annual Report on
Form 10-K for the fiscal year ended December 31, 2013, and the prospectus supplement filed on April 11,
2014 for a more detailed discussion of these and other factors that could impact its forward-looking statements.

Information Regarding Non-GAAP Measures
This press release refers to EBITDAC, a measure not in accordance with, or an alternative to, the GAAP information provided herein. EBITDAC is defined as earnings from continuing operations before interest, income taxes, depreciation, amortization and the change in estimated acquisition earn out payables. Gallagher believes EBITDAC provides a meaningful representation of its operating performance and improves the comparability of results between periods by eliminating the impact of certain items that have a high degree of variability. The most directly comparable GAAP measure is net earnings. Please see “4 th
Qrtr 2013
Reconciliation of Non-GAAP Measures and Supplemental Quarterly Financial Data”
on Gallagher’s website at
www.ajg.com under “Investor Relations” for the purpose
and an example of reconciliations of this measure.

About The Noraxis Group

Business Overview
• Founded by RSA Canada, Noraxis has become one of Canada’s largest and fastest growing insurance brokers.
• Provides commercial lines, personal lines and employee benefits on a retail basis and has targeted specialty niches in each operating unit, including mining, energy, real estate, transportation, marine, media and condominiums.
• Located throughout Canada in Alberta, Manitoba, New Brunswick, Nova Scotia
and Ontario, the group has in excess of 650 employees and operates under several different brands: Renfrew, Ranger, BF&G, CG&B, Stevenson & Hunt and Atrens Counsel.
• Noraxis’ revenues were approximately C$125 million in 2013.
• Revenues from Gallagher’s existing Canadian brokerage operations were approximately C$28 million in 2013.

Yukon
Northwest Territories
British Columbia
Alberta
Saskatchewan
Manitoba
Ontario
Quebec
Newfoundland And Labrador
PEI
New Brunswick
Nova Scotia
Edmonton
Calgary
Burnaby
Winnipeg
Ottawa
Vaughan
Markham
Mississauga
Cambridge
London
Toronto
Etobicoke
Waterloo
Dieppe
Halifax
Port Hawkesbury
Antigonish
New Glasgow

Noraxis and Gallagher Locations
AJG: 8 offices across 4 provinces
Noraxis: 23 offices across 5 provinces
Province
Revenues
(Approximate)
Ontario C$77 million
Alberta 22 million
Nova Scotia 9 million
New Brunswick 4 million
Manitoba 13 million
Total C$125 million
2013 Noraxis

38%
14%
12%
11%
6%
6%
5%
Package
Liability
Property
Auto
Surety
E&O
Condo
D&O
Builders Risk
Marine
Other

49%
37%
6%
5%
Auto
Property
Yacht
Package
Other

10%
90%
Traditional
Investment Products

About The Noraxis Group
Commercial Lines
Personal Lines
Employee Benefits
Commercial Lines 2013
Commissions
Personal Lines 2013
Commissions
Employee Benefits 2013
Commissions

• Generated approximately C$83 million of revenues
by brokering nearly 40,000 policies in 2013.
• Focused on middle-market clients and targeted
industry niches.
• Generated approximately C$17 million of revenues in
2013.
• Vast majority of the revenue generated in Ontario
with opportunity to expand into other territories.
• Focused on middle-market and high-net-worth
clients.
• Generated approximately C$25 million of revenues
by brokering over 60,000 policies in 2013.

Transaction Rationale
Country and
Market
Noraxis Business
• Canada is the 10 th largest economy and has the 8 th highest per capita income in the world. Trends suggest that Canadian commercial insurance market will outpace
Canadian GDP in growth.
• Provides significant national platform covering 5 provinces with the ability to write business across the country and attract potential production talent and acquisition partners.
• Establishes scale and positions Gallagher as one of the largest national insurance brokers in Canada, a growing economy with a stable political landscape that has been a target expansion territory.
• Rates are expected to increase due to carrier underwriting performance in 2013 resulting from CAT events.
• Full service retail brokerage with strong focus on commercial lines, personal lines and employee benefits across Canada with targeted specialty niches.
• Maintains strong and diversified carrier relationships with consistent commission rates.
• Managing General Agent (MGA) business placed through other wholesalers and third party brokers. Significant opportunity to deploy Gallagher’s MGA and MGU models to capture this revenue.

Transaction Rationale
Clients
Leadership
• Well-established, experienced and entrepreneurial management team with an average of 27 years of industry experience.
• Strong sales based culture built on integrity with the clients’ best interests at the forefront of the business.
• Senior management team consists of highly motivated professionals orientated towards sales and client service. This is reflected in the group's culture.
• Increases size and strength of Gallagher’s management team in Canada and provides future career opportunities for Noraxis leadership.
• Strong retention rates of approximately 90% across the business. No customer exceeds 1% of consolidated net commissions and fees.
• Six of the top ten clients have relationships for 10 years or more demonstrating the ability to retain clients.
• Many clients are connected to the commercial client base through cross-selling.
There are more cross-selling opportunities for additional products such as employee benefits.
• The combined scale, national brand and expertise will allow producers to target and secure larger corporate clients.

Transaction Rationale
Niches
Operations
• Gallagher will bring new expertise in certain niches (e.g. real estate and condominiums) and will provide the platform for building out other specialties such as professional indemnities/financial lines where we have a strong market position.
• Provides the platform to expand our high end specialty business (e.g. mining and energy).
• Noraxis Energy practice complements the Gallagher Energy practice in Calgary which is one of the fastest growing businesses for Gallagher.
• Gallagher can offer significant defined contribution consulting scheme capabilities to new and existing clients that want more sophisticated employee benefits services.
• Opportunity to realize material savings by centralizing back office operations and integrating the existing Gallagher Canadian business into Noraxis.
• By creating one operating platform for the combined business, it will operate in a more streamlined and efficient manner and provide a good foundation to build upon.
• Large personal lines business presents a robust opportunity to increase revenue by applying Gallagher’s e-commerce capabilities to increase efficiency and profitability.

Valuation Summary

Accretive to Shareholders of $0.07 per share in 2015.
C$ US$
(1)
Cash price paid to sellers 435.5 $  400.3 $
Less net assets acquired (13.9) (12.8)
Net Consideration 421.6 $  387.5 $
EBITDAC acquired before Synergies (2015 expected) 37.3 $    34.3 $
Synergies:
Rent, systems, technology and licensing costs and other consumables 6.8 6.2
EBITDAC from revenue uplifts 1.3 1.2
Annualized EBITDAC acquired  (2015 expected)
(2)
45.4 $    41.7 $
EBITDAC multiple paid to acquire 9.3x
Equivalent multiple assuming 17% tax rate
(3)
8.2x
AJG's 87.1%
interest
(1) Assumes exchange rate of C$/US$ of .9191
(3) Gallagher anticipates that the combination of foreign tax credits and the ability to generate and use more tax credits from its clean energy investments will result in a tax shield on a GAAP basis and a cash basis which should generate an addtional $.03 per share of accretion.
(2) Excludes expected integration costs of C$2 to C$3 million per quarter through 2015.

For Additional Information: Marsha Akin Director – Investor Relations Marsha_Akin@ajg.com Phone: 630-285-3501